Exhibit 99.2

PURCHASE AGREEMENT

THIS PURCHASE AGREEMENT (the “Agreement”) is dated as of April 21, 2015 between HVW Holdings LLC maintaining an address at 4224 White Plains Road, 3rd Floor, Bronx, NY 10467 (the “Seller”) and Attitude Drinks, Inc. maintaining an address at 712 US Highway 1, Suite 200, North Palm Beach, FL 33408 (the “Purchaser”).

WHEREAS, the Seller presently is the holder of 87,990,000 shares of common stock, (the “Shares”), issued by Harrison Vickers and Waterman Inc., a Nevada corporation (the “Company”).

WHEREAS, concurrently herewith the Purchaser, Tarpon Bay Partners LLC, and Alpha Capital Anstalt have entered into an agreement with the Company, as the sole shareholders of Attitude Beer Holding Co. a Delaware corporation, to sell all their interest in Attitude Beer Holding Co. to the Company (the “ABH Sale”).

WHEREAS, concurrently with and in consideration of the ABH Sale, certain holders of the Company’s securities have agreed to transfer their interest in the Company to Purchaser, Tarpon Bay Partners LLC, and Alpha Capital Anstalt.

WHEREAS, the Purchaser desires to purchase the Shares from the Seller, and the Seller desires to sell the Shares to the Purchaser on the terms set forth in this Agreement.

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Seller and the Purchaser agree as follows:

ARTICLE I

PURCHASE AND SALE

1.           The Closing

(a)          The Closing.  Subject to the terms and conditions set forth in this Agreement and in consideration of the ABH Sale, the Seller shall sell to the Purchaser and the Purchaser shall purchase from the Seller the Shares for an aggregate purchase price of $65,000 (“Purchase Price”). The Closing shall occur concurrently with the ABH Sale.

(b)          Deliveries. The parties shall deliver or shall cause to be delivered the following:

(i)          Purchaser will deliver to the Seller the Purchase Price pursuant to the following wire instructions:

(ii)         The Seller shall deliver the Shares to Purchaser in certificated form in the name of the Purchaser to the following address:

c/o LH Financial Services Corp.

510 Madison Avenue, 14th Floor

New York, NY 10022

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ARTICLE II

REPRESENTATIONS AND WARRANTIES

2.1          Representations and Warranties of the Seller. The Seller hereby makes the following representations and warranties to the Purchaser:

(a)          The Seller has full power and authority to enter into this Agreement and to consummate the Transaction. This Agreement has been duly and validly executed and delivered by the Seller and constitutes the legal, valid and binding obligation of the Seller, enforceable in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, moratorium, reorganization or similar laws from time to time in effect that affect creditors’ rights generally, and by legal and equitable limitations on the availability of specific remedies.

(b)          The execution, delivery and performance by the Seller of this Agreement and consummation by the Seller of the Transaction do not and will not: (i) violate the organizational documents of the Seller, (ii) violate any decree or judgment of any court or other governmental authority applicable to or binding on the Seller; (iii) violate any provision of any federal or state statute, rule or regulation which is, to the Seller’s knowledge, applicable to the Seller; or (iv) violate any contract to which the Seller or any of its assets or properties are bound, or conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of , any agreement, indenture or instrument to which Seller is a party. No consent or approval of, or filing with, any governmental authority or other person not a party hereto is required for the execution, delivery and performance by the Seller of this Agreement or the consummation of the Transaction, except for such consents or approvals of the Issuer required pursuant to any Transfer Restriction that have been obtained prior to the Trade Date for each Transaction.

(c)          Seller is an “affiliate” of the Company as defined in Rule 405 under the Securities Act of 1933 (the “Securities Act”).

(d)          With respect to the sale of the Shares, (i) the Seller is the sole record and beneficial owner of the Shares, free and clear of any taxes and encumbrances; (ii) the Shares, when delivered and paid for in accordance with the terms of this Agreement, will be validly issued, fully paid and non-assessable, free from all taxes and encumbrances; (iii) the Shares to be delivered are not and will not be as of the Closing Date subject to any transfer restriction, other than the restriction that the Shares have not been registered under the Securities Act and, therefore, cannot be resold unless it is registered under the Securities Act or in a transaction exempt from or not subject to the registration requirements of the Securities Act (“Permitted Securities Law Restriction”); and (iv) upon the transfer of the Shares to Purchaser, Purchaser will acquire good and marketable title thereto (assuming that Purchaser is a bona fide purchaser within the meaning of Section 8-302 of the New York Uniform Commercial Code), and will be the legal and beneficial owner of such the Shares, free and clear of any encumbrances or transfer restrictions, other than the Permitted Securities Law Restriction.

(e)          The Seller (i) is a sophisticated person with respect to the sale of the Shares; (ii) has adequate information concerning the business and financial condition of the issuer to make an informed decision regarding the sale of the Shares; and (c) has independently and without reliance upon the Purchaser, and based on such information as the Seller has deemed appropriate, made its own analysis and decision to enter into this Agreement, except that the Seller has relied upon the Purchaser’ express representations, warranties and covenants in this Agreement. The Seller acknowledges that the Purchaser has not given the Seller any investment advice, credit information or opinion on whether the sale of the Shares is prudent.

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(f)          There are no outstanding rights, options, subscriptions or other agreements or commitments obligating the Seller with respect to the Shares.

(g)          The Seller has taken no action that would give rise to any claim by any person for brokerage commissions, finder’s fees or similar payments relating to this Agreement or the transactions contemplated hereby.

2.2          Representations and Warranties of the Purchaser. Purchaser hereby represents, warrants and agrees as of the date hereof:

(a)          Purchaser has full power and authority to enter into this Agreement and to consummate the Transaction. This Agreement has been duly and validly executed and delivered by Purchaser and constitutes the legal, valid and binding obligation of Purchaser, enforceable in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, moratorium, reorganization or similar laws in effect that affect the enforcement of creditors’ rights generally and by equitable limitations on the availability of specific remedies.

(b)          The execution, delivery and performance by Purchaser of this Agreement and consummation by Purchaser of the Transaction do not and will not: (i) violate any decree or judgment of any court or other governmental authority applicable to or binding on Purchaser; (ii) violate any provision of any federal or state statute, rule or regulation which is, to Purchaser’s knowledge, applicable to the Purchaser; or (iii) violate any contract to which Purchaser is a party or by which Purchaser or any of its respective assets or properties are bound. No consent or approval of, or filing with, any governmental authority or other person not a party hereto is required for the execution, delivery and performance by Purchaser of this Agreement or the consummation of the Transaction.

(c)          Purchaser is an “accredited investor” and is aware that the Shares are subject to restrictions on transfer pursuant to the Securities Act.

(d)          The Purchaser is acquiring the Shares for its own account and not with a view towards, or for resale in connection with, the public sale or distribution thereof, except pursuant to sales registered or exempted under the Securities Act; provided, however, that by making the representations herein, such Purchaser does not agree to hold the Shares for any minimum or other specific term and reserves the right to dispose of the Securities at any time in accordance with or pursuant to a registration statement or an exemption under the Securities Act.

(e)          Purchaser is aware of the Company’s business affairs and financial condition, and has acquired sufficient information about the issuer to reach an informed and knowledgeable decision to acquire the Shares.

(f)          Purchaser has taken no action that would give rise to any claim by any person for brokerage commissions, finder’s fees or similar payments relating to this Agreement or the transactions contemplated hereby.

ARTICLE III

MISCELLANEOUS

3.1           Entire Agreement; Amendments. The Agreement contains the entire understanding of the parties with respect to the subject matter hereof and supersedes all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

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3.2           Amendments; Waivers. No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by the Seller and the Purchaser or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right accruing to it thereafter.

3.3           Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns.

3.4           No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

3.5           Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in New York County, New York for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery). Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each party irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby. If either party shall commence an action or proceeding to enforce any provisions of the documents contemplated herein, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its attorneys fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

3.6           Survival. The representations, warranties, agreements and covenants contained herein shall survive the Closing.

3.7           Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature page were an original thereof.

3.8           Severability. In case any one or more of the provisions of this Agreement shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affecting or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision which shall be a reasonable substitute therefore, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

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IN WITNESS WHEREOF, the parties hereto have caused this Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

SELLER:	PURCHASER:
HVW Holdings LLC	Attitude Drinks, Inc.

/s/ James Giordano	/s/ Roy Warren
By: James Giordano	By: Roy Warren
Its: President	Its: President

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